NY2:\1914653\08\151CT08!.DOC\73683.1043
(Official Form 1) (1/08)
United States Bankruptcy Court
Southern District of New York
Voluntary Petition
Name of Debtor (if individual, enter Last, First, Middle):
Lehman Brothers Holdings Inc.
Name of Joint Debtor (Spouse) (Last, First, Middle):
N/A
All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):
All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):
N/A
Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if
more than one, state all):
EIN # 13-3216325
Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all):
N/A
Street Address of Debtor (No. and Street, City, and State):
745 Seventh Avenue
New York, New York
Street Address of Joint Debtor (No. and Street, City, and State):
N/A
ZIP CODE
10019
ZIP CODE
County of Residence or of the Principal Place of Business:
New York
County of Residence or of the Principal Place of Business:
N/A
Mailing Address of Debtor (if different from street address):
N/A
Mailing Address of Joint Debtor (if different from street address):
N/A
ZIP CODE ZIP CODE
Location of Principal Assets of Business Debtor (if different from street address above):
ZIP CODE
Chapter of Bankruptcy Code Under Which
the Petition is Filed
(Check one box)
Chapter 7 Chapter 15 Petition for Recognition of a Foreign
Chapter 9 Main Proceeding
Chapter 11 Chapter 15 Petition for Recognition of a Foreign
Chapter 12 Nonmain Proceeding
Chapter 13
______________________________________________________________________
Nature of Debts
(Check one box)
Debts are primarily consumer Debts are primarily business
debts, defined in 11 U.S.C. debts.
101(8) as "incurred by an
individual primarily for a personal,
family, or household purpose."
Type of Debtor
(Form of Organization)
(Check one box.)
Individual (includes Joint Debtors)
See Exhibit D on page 2 of this form.
Corporation (includes LLC and LLP)
Partnership
Other (If debtor is not one of the above
entities, check this box and state type of
entity below.)
Nature of Business
(Check one box.)
Health Care Business
Single Asset Real Estate as defined in
11 U.S.C. 101 (51B)
Railroad
Stockbroker
Commodity Broker
Clearing Bank
Other
Financial Services
-Exempt Entity
(Check box, if applicable.)
Debtor is a tax-exempt organization
under Title 26 of the United States
Code (the Internal Revenue Code).
Filing Fee
(Check one box)
Full Filing Fee attached
Filing Fee to be paid in installments (applicable to individuals only)
Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.
Chapter 11 Debtors
Check one box:
Debtor is a small business debtor as defined in 11 U.S.C. 101(51D).
Debtor is not a small business debtor as defined in 11 U.S.C. 101(51D).
Check if:
Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Check all applicable boxes:
A plan is being filed with this petition.
Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. 1126(B).
Statistical/Administrative Information
Debtor estimates that funds will be available for distribution to unsecured creditors.
Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
Estimated Number of Creditors (Consolidated with affiliates)
THIS SPACE IS FOR COURT USE
ONLY
1-49
50-99
100-199
200-999
1,000-
5,000
5,001-
10,000
10,001-
25,000
25,001
50,000
50,001-
100,000
Over
100,000
Estimated Assets (Consolidated with affiliates)
$0 to
$50,000
$50,001 to
$100,000
$100,001 to
$500,000
$500,001 to
$1 million
$1,000,001
to $10
million
$10,000,001
to $50
million
$50,000,001
to $100
million
$100,000,001
to $500
million
$500,000,001
to $1 billion
More than
$1 billion
Estimated Liabilities (Consolidated with affiliates)
$0 to
$50,000
$50,001 to
$100,000
$100,001 to
$500,000
$500,001 to
$1 million
$1,000,001
to $10
million
$10,000,001
to $50
million
$50,000,001
to $100
million
$100,000,001
to $500
million
$500,000,001
to $1 billion
More than
$1 billion
NY2:\1914653\08\151CT08!.DOC\73683.1043
(Official Form 1) (1/08)
FORM B1
,

Voluntary Petition
(This page must be completed and filed in every case)
Name of Debtor(s):
Lehman Brothers Holdings Inc.
All Prior Bankruptcy Case Filed Within Last 8 Years
(If more than two, attach additional sheet.)
Location
Where Filed:
N/A
Case Number:
N/A
Date Filed:
N/A
Location
Where Filed:
N/A
Case Number:
N/A
Date Filed:
N/A
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor
(If more than one, attach additional sheet.)
Name of Debtor:
Case Number:
Date Filed:
District:
Relationship:
Judge:
Exhibit A
(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q)
with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

Exhibit A is attached and made a part of this petition.
Exhibit B
(To be completed if debtor is an individual
whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United
States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 342(b).

X
Signature of Attorney for Debtor(s) Date
Exhibit C
Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?
Yes, and Exhibit C is attached and made a part of this petition.
No.
(see exhibit attached hereto)
Exhibit D
NOT APPLICABLE
(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)
Exhibit D completed and signed by the debtor is attached and made a part of this petition.
If this is a joint petition:
Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.
Information Regarding the Debtor - Venue
(Check any applicable box.)
Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.
Certification by a Debtor Who Resides as a Tenant of Residential Property
(
Check all applicable boxes)
NOT APPLICABLE
Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)
(Name of landlord that obtained judgment)
(Address of landlord)
Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and
Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.
Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. 362(1)).
NY2:\1914653\08\151CT08!.DOC\73683.1043

(Official Form 1) (1/08)
FORM B1
,

Voluntary Petition
(This page must be completed and filed in every case)
Name of Debtor(s):
Lehman Brothers Holdings Inc.
Signatures
Signature(s) of Debtor(s) (Individual/Joint)
I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title
11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. 342(b).
I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.
X
Signature of Debtor
X
Signature of Joint Debtor
Telephone Number (if not represented by attorney)
Date
Signature of a Foreign Representative
I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.
(Check only one box.)
I request relief in accordance with chapter 15 of title 11, United States Code.
Certified copies of the documents required by 11 U.S.C. 1515 are attached.
Pursuant to 11 U.S.C. 1511, I request relief in accordance with the chapter of title
11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
(Signature of Foreign Representative)
(Printed Name of Foreign Representative)
Date
Signature of Attorney*
X /s/
Harvey R. Miller
Signature of Attorney for Debtor(s)
Harvey R. Miller, Esq.
Richard P. Krasnow, Esq.
Lori R. Fife, Esq.
Shai Y. Waisman, Esq.
Jacqueline Marcus, Esq.
Printed Name of Attorney for Debtor(s)
Weil, Gotshal & Manges LLP
Firm Name
767 Fifth Avenue
_________________________________________
Address
New York, New York 10153
212-310-8000
Telephone Number
September 14, 2008
Date
* In a case in which 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.
Signature of Debtor (Corporation/Partnership)
I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.
The debtor requests the relief in accordance with the chapter of title 11, United States
Code, specified in this petition.
X
/s/ Ian T. Lowitt
Signature of Authorized Individual
Ian T. Lowitt
Printed Name of Authorized Individual
Chief Financial Officer
Title of Authorized Individual
September 14, 2008
Date
Signature of Non-Attorney Bankruptcy Petition Preparer
I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11
U.S.C. 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. 110(b),
110(h), and 342(b); and (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C.
110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.
_________________________________________________________
Printed Name and title, if any, of Bankruptcy Petition Preparer
__________________________________________________________
Social-Security number (If the bankruptcy petition preparer is not an individual, state the
Social-Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. 110.)
__________________________________________
Address
__________________________________________
x __________________________________________
__________________________________________
Date
Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social-Security number is provided above.
Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:
If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.
A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the
Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C.
110; 18 U.S.C. 156.

CERTIFICATE OF RESOLUTIONS
I, Ian T. Lowitt, a duly authorized officer of Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), hereby certify that at a special meeting of the Board of Directors
(the "Board") for the Company, duly called and held on September 14, 2008, the following resolutions were adopted in accordance with the requirements of the Delaware General
Corporation Law and that these resolutions have not been modified or rescinded and are still in full force and effect as of the current date.

RESOLVED, that in the judgment of the Board, it is desirable and in the best interests of the Company, its creditors, employees, and other interested parties that a petition be filed by the Company seeking relief under the provisions of chapter 11 of title
11 of the United States Code (the "Bankruptcy Code").

RESOLVED, that each of the Chief Executive Officer, the Chief Financial
Officer, the Chief Legal Officer, and the Chief Operating Officer (each such officer or designee being an "Authorized Person" and all being the "Authorized Persons") are hereby authorized, empowered and directed, in the name, and on behalf of the Company, to execute and verify petitions and amendments thereto under chapter 11 of the
Bankruptcy Code (the "Chapter 11 Case") and to cause the same to be filed in the United
States Bankruptcy Court for the Southern District of New York at such time or in such other jurisdiction as such Authorized Person executing the same shall determine.

RESOLVED, that the law firm of Weil, Gotshal & Manges LLP is hereby engaged as attorneys for the Company under a general retainer in the Chapter 11 Case, subject to any requisite bankruptcy court approval.

RESOLVED, that each Authorized Person, and such other officers of the
Company as the Authorized Persons shall from time to time designate, and any employees or agents (including counsel) designated by or directed by any such officers, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to execute and file all petitions, schedules, motions, lists, applications, pleadings and other papers, and to take and perform any and all further acts and deeds which he or she deems necessary, proper or desirable in connection with the Chapter 11
Case, with a view to the successful prosecution of such case.

RESOLVED, that each Authorized Person, and such other officers of the
Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the
Company, to engage and retain all assistance by legal counsel, accountants, financial advisors, restructuring advisors, and other professionals in connection with the Chapter
11 Case, with a view to the successful prosecution of such case.

RESOLVED, that each Authorized Person, and such other officers of the
Company as the Authorized Persons shall from time to time designate, and any employees or agents (including counsel) designated by or directed by any such officers, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to cause the Company to enter into, execute deliver, certify, file and/or record, and perform such agreements, instruments, motions, affidavits, applications for approvals or ruling of governmental or regulatory authorities, certificates or other documents, and to take such other action as in the judgment of such person shall be or become necessary, proper, and desirable to effectuate a successful reorganization of the business of the Company.

RESOLVED, that in connection with the Chapter 11 Case, each Authorized
Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized and empowered on behalf of and in the name of the Company, to negotiate, execute, deliver, and perform or cause the performance of any notes, guarantees, security agreements, other agreements, consents, certificates or instruments as such person considers necessary, appropriate, desirable, or advisable to effectuate borrowings or other financial arrangements, such determination to be evidenced by such execution or taking of such action.

RESOLVED, each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, and any such actions heretofore taken by any of them are hereby ratified, confirmed and approved in all respects: (i) to negotiate, execute, deliver and/or file any and all of the agreements, documents and instruments referenced herein, and such other agreements, documents and instruments and assignments thereof as may be required or as such officers deem appropriate or advisable, or to cause the negotiation, execution and delivery thereof, in the name and on behalf of the Company, as the case may be, in such form and substance as such officers may approve, together with such changes and amendments to any of the terms and conditions thereof as such officers may approve, with the execution and delivery thereof on behalf of the Company by or at the direction of such officers to constitute evidence of such approval, (ii) to negotiate, execute, deliver and/or file, in the name and on behalf of the Company, any and all agreements, documents, certificates, consents, filings, and applications relating to the resolutions adopted and matters ratified or approved herein and the transactions contemplated thereby, and amendments and supplements to any of the foregoing, and to take such other action as may be required or as such officers deem appropriate or advisable in connection therewith, and (iii) to do such other things as may be required, or as may in their judgment be appropriate or advisable, in order to effectuate fully the resolutions adopted and matters ratified or approved herein and the consummation of the transactions contemplated hereby.

RESOLVED, that, any and all past actions heretofore taken by officers of the
Company in the name and on behalf of the Company in furtherance of any or all of the preceding resolutions be, and the same hereby are, ratified, confirmed, and approved.

IN WITNESS WHEREOF, I have set my hand this 14th day of September, 2008.

/s/ Ian T. Lowitt
Ian T. Lowitt
Chief Financial Officer, Controller and
Executive Vice President
Schedule 1
30 Largest Unsecured Claims (Excluding Insiders)
1
Pursuant to Local Bankruptcy Rule 1007-2(a)(4), the following lists the
Debtors' thirty largest unsecured claims, on a consolidated basis, excluding claims of insiders as defined in 11 U.S.C. 101.
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
Citibank, N.A., as
indenture trustee, and
The Bank of New York
Mellon Corporation
(with respect to the Euro
Medium Term Notes
only), as indenture
trustee, under the
Lehman Brothers
Holdings Inc. Senior
Notes
Citibank, NA
399 Park Avenue
New York, NY 10043
attn: Wafaa Orfy
1-800-422-2066
212-816-5773
wafaa.m.orfy@citigroup.com

The Bank of New York
One Canada Square
Canary Wharf, London E14
5AL
attn: Raymond Morison
44-207-964-8800
Raymond.morison@bnymell
on.com
Bond Debt
Approximately
$138 billion
1
The information herein shall not constitute an admission of liability by, nor is it binding on, the Debtors. All claims are subject to customary offsets, rebates, discounts, reconciliations, credits, and adjustments, which are not reflected on this schedule.
2
All claims are subject to reconciliations, credits, and adjustments, which are not reflected on this list.
2
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
The Bank of New York
Mellon Corporation, as
indenture trustee under
the Lehman Brothers
Holdings Inc.
Subordinated Debt
The Bank of New York
Mellon Corporation
101 Barclay Street
New York, NY 10286
attn: Chris O'Mahoney
1-212-815-4107
1-212-815-4000 (fax)
chris.omahoney@bnymellon.
com
Bond Debt
Approximately
$12 billion
The Bank of New York
Mellon Corporation, as
indenture trustee under
the Lehman Brothers
Holdings Inc. Junior
Subordinated Debt
The Bank of New York
Mellon Corporation
101 Barclay Street
New York, NY 10286
attn: Chris O'Mahoney
1-212-815-4107
1-212-815-4000 (fax)
chris.omahoney@bnymellon.
com
Bond Debt
Approximately
$5 billion
AOZORA
1-3-1 Kudan-Minami,
Chiyoda-ku, Tokyo, 102-
8660
Koji Nomura
Joint General Manager
Financial Institutions Div.
Aozora Bank, Ltd.
1-3-1 Kudan-Minami,
Chiyoda-ku, Tokyo, 102-
8660
Tel: 81-3-5212-9631
Fax: 81-3-3265-9810
k4.nomura@aozorabank.co.j
p
Bank Loan $463,000,000
Mizuho Corporate Bank,
Ltd.
Global Syndicated
Finance Division
1-3-3, Marunouchi,
Chiyoda-ku
Tokyo, Japan 100-8210
Timothy White
Managing Director - Head of
Originations
Corporate and Investment
Banking Department
1251 Avenue of the
Americas, 32nd Floor
New York, NY 10020-1104
212-282-3360
212-282-4487 (fax)
timothy.white@mizuhocbus.
com
Bank Loan $289,000,000
3
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
Citibank N.A. Hong
Kong Branch
Financial Institutions
Group Asia Pacific, 44/F
Citibank Tower, 3
Garden Rd, Central,
Hong Kong
Michael Mauerstein
MD - FIG
388 Greenwich Street
New York, NY 10013
212-816-3431
Bank Loan $275,000,000
BNP Paribas
787 7th Avenue
New York, NY 10019
Frank Sodano
BNP Paribas
787 7th Ave.
New York, NY 10019
212-841-2084
Bank Loan $250,000,000
Shinsei Bank Ltd.
1-8, Uchisaiwaicho 2-
Chome
Chiyoda - Ku, Tokyo
100-8501
Japan
Tetsuhiro Tomata
General Manager
Financial Institutions
Business Div. 2
Shinsei Bank Ltd.
1-8, Uchisaiwaicho 2-Chome
Chiyoda - Ku, Tokyo 100-
8501, Japan
Tel: 81-3-5511-5377
Fax: 81-3-4560-2834
tetsuhiro.toomata@shinseiba
nk.com
Bank Loan $231,000,000
UFJ Bank Limited
2-7-1,Marunouchi
Chiyoda-ku, TKY 100-
8388
Japan
Stephen Small
Vice President
Head of Financial
Institutions
Bank of Tokyo-Mitsubishi
UFJ Trust Company
1251 Avenue of the
Americas
New York, New York
10020-1104
212-782-4352
212-782-6445 (fax)
ssmall@us.mufg.jp
Bank Loan $185,000,000
4
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
Sumitomo Mitsubishi
Banking Corp
13-6 Nihobashi-
Kodenma-Cho, Chuo-ku,
Tokyo, 103-0001
Yas Imai
Senior Vice President
Head of Financial
Institutions Group
Sumitomo Mitsui Banking
Corporation
277 Park Avenue
New York, NY 10172
212-224-4031
fax: 212 224 4384
yasuhiko_imai@smbcgroup.
com
Bank Loan $177,000,000
Svenska Handelsbanken
153 E. 53rd St 37th Floor
New York, NY 10022
Gail Doulgas
212-326-2754
Letter of
Credit
$140,610,543
KBC Bank
125 W. 55th St.
New York, NY 10019
Denis Graham
212-258-9487
Letter of
Credit
$100,000,000
Mizuho Corporate Bank
Ltd.
1-3-3, Marunouchi
Chiyoda-ku, TKY 100-
8210
Japan
Timothy White
Managing Director - Head of
Originations
Corporate and Investment
Banking Department
1251 Avenue of the
Americas, 32nd Floor
New York, NY 10020-1104
212-282-3360
Bank Loan $93,000,000
Shinkin Central Bank
8-1, Kyobashi 3-Chome
Chuo-Ku, Tokyo 104-
0031, Japan
Shuji Yamada
Deputy General Manager
Financial Institutions Dept.
Shinkin Central Bank
3-7, Yaesu 1-chome, Chuo-
Ku
Tokyo 104-0028, Japan
Tel: 81-3-5202-7679
Fax: 81-3-3278-7051
shuji.yamada@e-scb.co.jp
Bank Loan $93,000,000
5
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
The Bank of Nova Scotia
Singapore Branch
1 Raffles Quay #20-01
One Raffles Quay North
Tower
Singapore 048583
George Neofitidis
Director Financia Institutions
Group
One Liberty Plaza, New
York
New York 10006
212-225-5379
fax: 212-225-5254
george_neofitidis@scotiacap
ital.com
Bank Loan $93,000,000
Chuo Mitsui Trust &
Banking
3-33-1 Shiba, Minato-ku,
Tokyo, 105-0014
Noriyuki Tsumura
Chuo Mitsui Trust &
Banking
3-33-1 Shiba, Minato-ku,
Tokyo, 105-0014
Tel: 81-3-5232-8953
Fax: 81-3-5232-8981
noriyuki_tsumura@chuomits
ui.jp
Bank Loan $93,000,000
Lloyds Bank
1251 Avenue of the
Americas, 39th Fl., P.O.
Box 4873
New York, NY 10163
Matthew Tuck
212-930-8967
212-930-5098 (fax)
mtuck@lloydstsb-usa.com
Letter of
Credit
$75,381,654
Hua Nan Commercial
Bank, Ltd
38 Chung-King South
Road Section 1
Taipei, Taiwan
Hua Nan Commercial Bank,
Ltd
38 Chung-King South Road
Section 1
Taipei, Taiwan
Bank Loan $59,000,000
Bank of China, New
York Branch
410 Madison Avenue
New York, New York
10017
Attention: Chief Loan
Officer
William Warren Smith
Chief Loan Officer, Deputy
General Manager
Bank of China, New York
Branch
410 Madison Avenue
New York, NY 10017
212-935-3101 ext 264
212-758-3824 (fax)
wsmith@bocusa.com
Bank Loan $50,000,000
6
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
Nippon Life Insurance
Co.
1-6-6, Marunouchi,
Chiyoda-ku, Tokyo, 100-
8288
Takayuki Murai
Deputy General Manager
Corporate Finance Dept. #1
Nippon Life Insurance Co.
1-6-6, Marunouchi, Chiyoda-
ku, Tokyo, 100-8288
Tel: 81-3-5533-9814
Fax: 81-3-5533-5208
murai24234@nissay.co.jp
Bank Loan $46,000,000
ANZ Banking Group
Limited,
18th Floor Kyobo
Building
1 Chongro 1 Ku,
Chongro Ka, Seoul
Korea
Michael Halevi
Director, Financial
Institutions
ANZ Banking Group
1177 Avenue of Americas
New York, NY 10036
212-801-9871
212-801-9715 (fax)
Bank Loan $44,000,000
Standard Chartered Bank
One Madison Avenue
New York, NY 10010 -
3603
Bill Hughes
SVP-FIG
Standard Chartered Bank
One Madison Avenue
New York, NY 10010 - 3603
212-667-0355
212-667-0273 (fax)
bill.hughes@us.standardchart
ered.com
Bank Loan $41,000,000
Standard Chartered Bank
1 Madison Ave.
New York, NY 10010
Bill Hughes
212-667-0355
212-667-0251 (fax)
bill.hughes@us.standardchart
ered.com
Letter of
Credit
$36,114,000
First Commercial Bank
Co., Ltd, New York
Agency
750 3rd Avenue,
34th floor
New York, NY 10017
Jason C. Lee
Deputy General Manager
First Commercial Bank Co.,
Ltd, New York Agency
34th floor, 750, 3rd Avenue,
New York, NY 10017
212-599-6868
212-599-6133 (fax)
i82240@firstbank.com.tw
Bank Loan $25,000,000
7
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
Bank of Taiwan, New
York Agency
100 Wall Street,
11th Floor
New York, NY 10005
Eunice S.J. Yeh
Senior Vice President &
General Manager
100 Wall Street, 11th Floor
New York, NY 10005
212-968-0580
212-968-8370 (fax)
bankoftaiwan@botnya.com
Bank Loan $25,000,000
DnB NOR Bank ASA
Postal address: NO-0021,
Oslo, Norway
Office: Stranden 21,
Aker Brygge
Rolf Nagel Dahl
SVP International Financial
Institutions
Postal address: NO-0021,
Oslo, Norway
Office: Stranden 21, Aker
Brygge
Phone: 47 22 94 87 46
fax: 47 22 48 29 84
rolfnagel.dahl@dnbnor.no
Bank Loan $25,000,000
Australia and New
Zealand Banking Group
Limited,
Melbourne Office
Level 6, 100 Queen
Street Victoria
Melbourne, VIC 3000
Australia
Michael Halevi
Director, Financial
Institutions
ANZ Banking Group
1177 Avenue of Americas
New York, NY 10036
212-801-9871
212-801-9715 (fax)
Michael.Halevi@anz.com
Bank Loan $25,000,000
Australia National Bank
1177 Avenue of the
Americas, 6th Fl.
New York, NY 10036
Michael Halevi
212-801-9871
Letter of
Credit
$12,588,235
National Australia Bank
245 Park Ave. 28th, Fl.
New York, NY 10167
Rosemarie O'Canto
212-916-3575
Letter of
Credit
$10,294,163
8
(1)
(2)
(3)
(4)
(5)
Name of creditor and
complete mailing
address, including zip
code
Name, telephone number
and complete mailing
address, including zip code,
of employee, agent or
department of creditor
familiar with claim who may
be contacted
Nature of
claim (trade
debt, bank
loan,
government
contract,
etc.)
Indicate if
claim is
contingent,
unliquidate
d, disputed,
or subject to
setoff
2
Estimated
amount of claim
as of July 2,
2008 (if
secured also
state value of
security)
Taipei Fubon Bank, New
York Agency
100 Wall Street, 14th
Floor, NY NY 10005
212 968 9888

Head Office: No. 36, Sec
3, Nanking, East Rd,
Taipei, Taiwan
Sophia J.H. Jing
FVP & General Manager
Taipei Fubon Bank, New
York Agency
100 Wall Street, 14th Floor,
New York, NY 10005
212-968-9888
212-968-9800 (fax)
sophia.jing@fubonny.com
Bank Loan $10,000,000
DECLARATION UNDER PENALTY OF PERJURY:
I, the undersigned authorized officer of Lehman Brothers Holdings Inc., named as the debtor in this case (the "Debtor"), declare under penalty of perjury that I have read the foregoing list of creditors holding the thirty largest unsecured claims against the Debtor and that it is true and correct to the best of my information and belief.
Dated: September 14, 2008
/s/ Ian T. Lowitt
Signature

By:
Ian T. Lowitt

Title: Chief Financial Officer

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------x
:
In re
:
Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC.
:
08-_______ (__)
:
Debtor.
:
:
---------------------------------------------------------------x
LIST OF CREDITORS
1
Contemporaneously herewith, the Debtor has filed a motion requesting a waiver of the requirement for filing a list of creditors pursuant to sections 105(a), 342(a), and 521(a)(1)
of title 11 of the United States Code, Rules 1007(a) and 2002(a), (f), and (l) of the Federal Rules
of Bankruptcy Procedure, and Rule 1007-1 of the Local Bankruptcy Rules for the Southern
District of New York, and General Orders M-133, M-137, M-138, and M-192 of the United
States Bankruptcy Court for the Southern District of New York. The Debtor proposes to furnish its list of creditors to a claims and noticing agent to be engaged by the Debtor.
The list of creditors will contain only those creditors whose names and addresses were maintained in the Debtor's database or were otherwise ascertainable by the Debtor. The schedule of liabilities to be subsequently filed should be consulted for a list of the Debtor's creditors that is comprehensive and current as of the date of the commencement of this case.
1
The information herein shall not constitute an admission of liability by, nor is it binding on, the Debtor.
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------x
:
In re
:
Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC.
:
08-_______ (__)
:
Debtor.
:
:
---------------------------------------------------------------x
EXHIBIT "A" TO VOLUNTARY PETITION
The Debtor has securities registered under Section 12 of the Securities and Exchange Act of 1934. The Debtor's SEC file number is 333-134553.
1.
The following consolidated financial data is the latest available information and refers to the
Debtor's condition as of May 31, 2008.
Total assets $ 639 billion
Total debts (including debts listed in 2.c., below) $ 613 billion
a.
Debt securities held by more than 500 holders
Approximate
number of holders
secured unsecured subordinated $110.553 billion Greater than 500 secured unsecured subordinated $12.625 billion Greater than 500 secured unsecured subordinated $5.004 billion Greater than 500 secured unsecured subordinated
total: $128.182 billion
b.
Number of shares of preferred stock
1) 5.94% Cumulative Preferred Stock, Series C: up to 5.0 million
2) 5.67% Cumulative Preferred Stock, Series D: up to 4.0 million
3) 6.50% Cumulative Preferred Stock, Series F: up to 12.0 million
4) Floating Rate Convertible Preferred Stock, Series G: up to 5.2 million
5) 7.95% Non-Convertible Perpetual Preferred Stock, Series J: up to 66.0 million
6) 6.375% Preferred Securities, Series K: up to 12.0 million
7) 6.375% Preferred Securities, Series L: up to 12.0 million
8) 6.00% Preferred Securities, Series M: up to 16 million
9) 6.24% Preferred Securities, Series N: up to 8 million
10) 7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series P: up to 4.0 million
11) 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q: up to 2.0 million

c.
Number of shares of common stock 694,401,926 (outstanding)
1
1
This number is as of June 30, 2008
2.
Brief description of Debtor's business:
The Debtor is a financial services company which, together with its direct and indirect subsidiaries, is the fourth largest investment bank in the United States, serving the financial needs of corporations, governments and municipalities, institutional clients and high net worth individuals worldwide with business activities organized in three segments: Capital
Markets, Investment Banking, and Investment Management.
3.
List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of Debtor:
Beneficial Owner Percentage of Outstanding
Common Stock
(1) AXA and related parties 7.25
(2) ClearBridge Advisors, LLC and related parties 6.33
(3) FMR LLC and related parties 5.87
NY2:\1914653\08\151CT08!.DOC\73683.1043
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------x
:
In re
:
Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC.
:
08-_______ (__)
:
Debtor.
:
:
---------------------------------------------------------------x
EXHIBIT "C" TO VOLUNTARY PETITION
1.
Identify and briefly describe all real or personal property owned by or in possession of the debtor that, to the best of the debtor's knowledge, poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety (attach additional sheets if necessary):
The Debtor does not believe it owns or possesses any real or personal property that poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety. To the extent the Debtor has an interest in such property, to the best of the Debtor's knowledge, the Debtor is in compliance with all applicable laws, including, without limitation, all environmental laws and regulations.
2.
With respect to each parcel of real property or item of personal property identified in question 1, describe the nature and location of the dangerous condition, whether environmental or otherwise, that poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety (attach additional sheets if necessary):
The Debtor is not aware of any real or alleged dangerous conditions existing on or related to any real or personal property owned or possessed by the Debtor.